Report of Independent Accountants

To the Board of Trustees of
AmSouth Mutual Funds

In planning and performing our audit
of the financial statements and
financial highlights of AmSouth
Mutual Funds for the year ended
July 31, 1998, we considered its
internal control, including control
activities for safeguarding securities,
in order to determine our auditing
procedures for the purpose of
expressing our opinion on the financial
statements and financial highlights
and to comply with the requirements
of Form N-SAR, not to provide assurance
on internal control.

The management of AmSouth Mutual Funds
is responsible for establishing and
maintaining internal control.  In
fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of controls.
Generally, controls that are relevant
to an audit pertain to the entity's
objective of preparing financial
statements and financial highlights
for external purposes that are fairly
presented in conformity with generally
accepted accounting principles.
Those controls include the safeguarding
of assets against unauthorized
acquisition, use or disposition.

Because of inherent limitations in
internal control, error or fraud may
occur and not be detected.  Also,
projection of any evaluation of
internal control to future periods is
subject to the risk that it may become
inadequate because of changes in
conditions or that the effectiveness
of the design and operation may
deteriorate.

Our consideration of internal control
would not necessarily disclose all
matters in internal control that might
be material weaknesses under standards
established by the American Institute
of Certified Public Accountants.
A material weakness is a condition in
which the design or operation of one or
more of the internal control components
does not reduce to a relatively low
level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements and financial highlights being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.
However, we noted no matters involving
internal control and its operation,
including controls over safeguarding
securities, that we consider to be
material weaknesses as defined above
as of July 31, 1998.

This report is intended solely for the
information and use of management, the
Board of Directors/Trustees of AmSouth
Mutual Funds, and the Securities and
Exchange Commission.



PricewaterhouseCoopers LLP


September 18, 1998
Columbus, Ohio